UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2025

DEFI DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, Florida	33487
(Address of registrant’s principal executive office)	(Zip code)

(561) 559-4111

(Registrant’s telephone number, including area code)

JANOVER INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John (Fei) Han as Chief Financial Officer

On April 17, 2025, John (Fei) Han was appointed as the Chief Financial Officer of the Defi Development Corp., formerly known as Janover Inc. (the “Company”). In connection with his appointment, Mr. Han entered into an employment agreement with the Company on April 17, 2025 (the “Han Employment Agreement”).

The material terms of the Han Employment Agreement were approved by the Compensation Committee and the Board of Directors (the “Board”) on April 17, 2025. Pursuant to the agreement, Mr. Han will receive an annual base salary of $450,000 and is eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary. Mr. Han is also eligible to receive equity awards as determined from time to time by the Compensation Committee of the Board.

The Han Employment Agreement provides that, in the event Mr. Han’s employment is terminated by the Company without cause or by Mr. Han for good reason (each as defined in the agreement), in addition to Final Compensation, he will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. Han’s employment is terminated by the Company without cause or by Mr. Han for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months.

There are no family relationships between Mr. Han and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than with respect to the Han Employment Agreement, there are no transactions between Mr. Han or any member of his immediate family and the Company or any of its subsidiaries that require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Han and any other person pursuant to which he was selected as Chief Financial Officer.

The foregoing description of the Han Employment Agreement is qualified in their entirety by reference to the full text of the agreement, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Resignation of Bruce S. Rosenbloom as Chief Financial Officer

In connection with Mr. Han’s appointment as the Chief Financial Officer of the Company, Mr. Rosenbloom stepped down as the Chief Financial Officer of the Company, effective immediately. Mr. Rosenbloom, continues to work with the Company in a senior advisory role and will enter into an employment/consulting agreement for services to be provided to the Company at a later date. Mr. Rosenbloom’s decision to resign is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2025, the Company amended its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of the Company’s name from “Janover Inc.” to “DeFi Development Corp.” (the “Name Change”). The Name Change became effective at 4:00 p.m. Eastern Time on April 17, 2025.

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation. A copy of the certificate of amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware to affect the Name Change is filed as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Amended and Restated Bylaws solely to reflect the Name Change (as amended and restated, the “Amended and Restated Bylaws”) effective as of April 17, 2025. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Total Shares Outstanding

The Company disclosed on its website that, as of the date hereof, the Company has 1,567,615 total shares outstanding.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

 Item 8.01. Other Events.

Following the Name Change, the new trading symbol for the Company’s common stock on The Nasdaq Capital Market will be “DFDV”. The Company will inform the market when its common stock begins to trade under the new name and trading symbol. The CUSIP number for the Company’s common stock will not change in connection with the Name Change.

On April 22, 2025, the Company issued a press release announcing the name change and trading symbol change. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference, except that the information contained on any websites referenced in the press release is not incorporated by reference.

On April 23, 2025, the Company issued a press release announcing the appointment of Mr. Han (the “CFO Appointment Press Release”), as described in Item 5.02 above. A copy of the CFO Appointment Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1	Executive Employment Agreement, effective as of April 17, 2025, by and between the Company and John (Fei) Han
99.1	Press Release, dated April 22, 2025
99.2	Press Release, dated April 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2025	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chairman & CEO

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